AMDAHL CORPORATION
                            1994 STOCK INCENTIVE PLAN
                      (As Amended through November 1, 1996)


                                   ARTICLE ONE
                                     GENERAL

I.       PURPOSE OF THE PLAN

     A. This 1994 Stock Incentive Plan (the "Plan") is intended to promote the interests of Amdahl Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its subsidiary corporations); (ii) the non-employee members of the Corporation's Board of Directors or the board of directors of any subsidiary corporation; and (iii) those consultants and other independent contractors who provide valuable services to the Corporation (or its subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its subsidiary corporations).

     B. The Plan became effective upon its approval by the Corporation's stockholders at the 1994 Annual Meeting held on May 5, 1994. Such date is hereby designated as the Effective Date of the Plan.

     C. This Plan shall serve as the successor to the Corporation's four previous stock programs - the Stock Option Plan (1971), the Stock Option Plan
(1974), the Non-Qualified Stock Option Plan (1982) and the Restricted Stock Plan (collectively, the "Predecessor Plans"), and no further option grants or stock issuances shall be made under the Predecessor Plans after the Effective Date. All options outstanding under the Predecessor Plans and all unvested shares issued thereunder as of such Effective Date shall immediately be incorporated into this Plan and treated as outstanding options and share issuances under this Plan. However, each outstanding option and share issuance so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such option grant or share issuance, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options or share issuances with respect to their acquisition of shares of the Corporation's common stock, par value of $.05 per share, thereunder.

II.      DEFINITIONS

         For purposes of the Plan, the following definitions shall be in effect:

     1934 Act: the Securities and Exchange Act of 1934, as amended.

     Award: the written notification provided by the Plan Administrator to a Participant in

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the Stock Issuance  Program that shares of common stock are to be issued to such individual upon the attainment of one or more of the performance objectives specified in Article Six.

     Board: the Corporation's Board of Directors.

     Change in Control: a change in ownership or control of the Corporation effected through any of the following transactions:

                  - a direct acquisition by any person (or related group of persons) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than ten percent (10%) of the total combined voting power of the Corporation's outstanding securities;

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of additional securities of the Corporation which increases the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of the total securities holdings of such person (or related group of persons) to a level of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities; or

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities of the Corporation possessing sufficient voting power in the aggregate to elect an absolute majority of the Board (rounded up to the next whole number).

     Code: the Internal Revenue Code of 1986, as amended.

     Committee: a committee of two (2) or more non-employee Directors appointed by the Board.

     Corporate   Transaction:   any   of  the   following   stockholder-approved
transactions to which the Corporation is a party:

                  - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

               - the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

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                  - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     Director: a member of the Board of Directors of Amdahl Corporation.

     Employee: an individual who performs services while in the employ of the Corporation or one or more Subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     Exercise Date: the date on which the Corporation shall have received notice of the option exercise.

     Fair Market Value: the mean between the highest and lowest selling prices per share of common stock on the date in question on the principal exchange on which the common stock is then listed or admitted to trading, as the prices are officially quoted by the composite tape of transactions on such exchange. If there are no reported sales of the common stock on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the last previous date for which quotations exist.

     Hostile Take-Over: the direct or indirect acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     Incentive  Option:  a stock option which satisfies the requirements of Code
Section 422.

     Involuntary Termination: the termination of the Service of any Optionee or Participant which occurs by reason of:

               - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct; or

               - such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than five percent (5%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     Misconduct: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential

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information  or trade secrets of the  Corporation  or its  Subsidiaries,  or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any Subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

     Newly Issued Shares: shares of common stock drawn from the Corporation's authorized but unissued shares of common stock.

     Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

     Optionee: any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Salary Reduction Grant Program in effect under the Plan.

     Participant: any person who receives a direct issuance of common stock under the Stock Issuance Program in effect under the Plan.

     Permanent Disability or Permanently Disabled: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program in effect under Article Three and the Stock Fee Program in effect under Article Four, Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to perform his or her normal duties as a Director by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     Plan Administrator: the committee of two (2) or more non-employee Directors appointed by the Board to administer the Discretionary Option Grant, the Salary Reduction and the Stock Issuance Programs.

     Service: the provision of services on a periodic basis to the Corporation or any Subsidiary in the capacity of an Employee, a non-employee director of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

     Subsidiary: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program, the grant of Non-Statutory Options under the Salary Reduction Grant Program and direct stock issuances under the Stock Issuance Program, the term Subsidiary shall also include any partnership, joint venture or other

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business entity in which the Corporation  owns,  directly or indirectly  through one or more Subsidiaries, a fifty percent (50%) or greater capital or profit interest.

     Take-Over Price: the greater of: (i) the Fair Market Value per share of common stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over; or (ii) the highest reported price per share of common stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     Treasury Shares: shares of common stock reacquired by the Corporation and held as treasury shares.


III.     STRUCTURE OF THE PLAN

     A. Stock Programs. The Plan shall be divided into five separate components:

                  - The Discretionary Option Grant Program, under which eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in accordance with the provisions of Article Two;

                  - The Automatic Option Grant Program, under which non-employee Directors shall automatically receive special option grants at periodic intervals to purchase shares of common stock in accordance with the provisions of Article Three;

                  - The Stock Fee Program, under which the non-employee Directors may elect to apply all or a portion of their annual retainer fee to the acquisition of shares of common stock in accordance with the provisions of Article Four;

                  - The Salary Reduction Grant Program, under which eligible individuals may, pursuant to the provisions of Article Five, elect to have a portion of their base salary reduced each year in return for options to purchase shares of common stock at an aggregate discount from the Fair Market Value of the option shares on the grant date equal to the salary reduction amount; and

                  - The Stock Issuance Program, under which eligible individuals may, pursuant to the provisions of Article Six, be issued shares of common stock directly: (i) through the immediate purchase of such shares at a price less than, equal to or greater than their Fair Market Value at the time of issuance; (ii) as a bonus tied to the performance of services or the attainment of financial or other objectives; or
         (iii) pursuant to the individual's election to receive such shares in lieu of base salary.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Seven shall apply to the Discretionary Option Grant, Automatic Option Grant, Salary Reduction Grant, Stock Issuance and Stock Fee Programs and shall accordingly govern the

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interests of all individuals under the Plan.

IV.      ADMINISTRATION OF THE PLAN

         A. The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs. Members of the Committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time.

         B. The Plan Administrator shall have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of each such program and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or any outstanding option or stock issuance thereunder.

         C. Service on the Committee shall constitute service as a Director, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Directors for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted or shares issued under the Plan.

         D. Administration of the Automatic Option Grant and the Stock Fee Programs shall be self-executing in accordance with the express terms and conditions of Articles Three and Four, respectively, and the Plan Administrator shall not exercise any discretionary functions with respect to the option grants or stock issuances made pursuant to such programs.


V.       ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two, the Salary Reduction Grant Program under Article Five and the Stock Issuance Program under Article Six are as follows:

          - officers and other key employees of the Corporation (or its Subsidiaries) who render services which contribute to the management, growth and financial success of the Corporation (or its Subsidiaries);

          - non-employee Directors; and

          - those consultants or other independent contractors who provide valuable services to the Corporation (or its Subsidiaries).

     B. Non-employee Directors shall also be eligible to participate in the Automatic Option

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Grant Program under Article Three and the Stock Fee Program under Article Four.

         C. The Plan Administrator shall have full authority to determine: (i) with respect to grants made under the Discretionary Option Grant and Salary Reduction Grant Programs, which eligible individuals are to receive such grants, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding; and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.


VI.      STOCK SUBJECT TO THE PLAN

         A. Shares of common stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of common stock or from reacquired shares of common stock, including shares repurchased by the Corporation on the open market. The number of shares of common stock reserved for issuance over the term of the Plan shall initially be fixed at 14,300,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve shall be comprised of: (i) the number of shares which remain available for issuance under the Predecessor Plans as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grants under the Predecessor Plans (estimated to be 12,900,000 shares in the aggregate); plus
(ii) an additional increase of 1,400,000 shares of common stock. To the extent one or more outstanding options under the Predecessor Plans which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

     B. The number of shares of common stock available for issuance under the Plan shall be subject to a series of automatic increases effected in accordance with the following provisions:

                           - The number of shares of common stock available for issuance under the Plan shall automatically increase on the first trading day of each of the 1995, 1996 and 1997 calendar year, by an amount equal to one percent (1%) of the shares of common stock outstanding on December 31 of the immediately preceding calendar year; provided, however that each such one percent (1%) annual increase shall be subject to reduction to the extent necessary so that the maximum number of shares of common stock available immediately thereafter for future option grants and direct stock issuances under the Plan shall not exceed 5,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan;

                           - The number of shares available for issuance under the Plan shall

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         automatically  increase  on the  date of the 1997  Annual  Stockholders
         Meeting by an amount equal to two percent (2%) of the total number of shares of common stock outstanding on the immediately preceding trading day; and

                           - The number of shares available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the remaining term of the Plan, beginning with the 1998 calendar year, by an amount equal to three percent (3%) of the shares of common stock outstanding on December 31 of the immediately preceding calendar year. Each such automatic increase to the share reserve under the Plan shall, however, be subject to reduction to the extent necessary to assure that the maximum number of shares of common stock available for future option grants and direct stock issuances under the Plan immediately after each such increase shall not exceed 6,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan.

         C. From and after the Effective Date, the total number of shares of common stock for which any one individual participating in the Plan may be granted stock options or concurrently or independently exercisable stock appreciation rights and may receive direct stock issuances shall be limited to 2,000,000 shares in the aggregate over the term of the Plan, subject to periodic adjustment for certain changes in the Company's capital structure in accordance with the provisions of this Section VI.

         D. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares issued under the Plan which are subject to the Corporation's repurchase rights, or restricted, that are subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall not be available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of common stock or should shares of common stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a share issuance under the Plan, then the number of shares of common stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of common stock actually issued to the holder of such option or share issuance.

     E. Should any change be made to the common stock issuable under the Plan by reason

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of any stock split,  stock  dividend,  recapitalization,  combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the limit on the number and/or class of securities which are allowed to remain available for future option grants and direct stock issuances in connection with each automatic three percent (3%) increase to the share reserve effected annually under the Plan; (iii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, concurrently or independently exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan; (iv) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly elected or continuing non-employee Director under the Automatic Option Grant Program; and (v) the number and/or class of securities and price per share in effect under each option and stock appreciation right outstanding under the Plan (including each option incorporated into this Plan from the Predecessor Plans). Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

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                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


I.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non- Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

         A.       Exercise Price.

                  1. The exercise price per share under this Article Two shall be fixed by the Plan Administrator in accordance with the following provisions:

                         (i) The exercise price per share of common stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such common stock on the grant date; and

                        (ii) The exercise price per share of common stock subject to a Non- Statutory Option shall be the amount determined by the Plan Administrator at the time of grant and may be less than, equal to or greater than the Fair Market Value of such common stock on the grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Seven and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

                           (i) full payment in cash or check made payable to the Corporation's order;

                           (ii) full payment in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                           (iii) full payment in a combination of shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or


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                           (iv) to the extent the option is exercised for vested
         shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions: (a) to a Corporation-designated brokerage firm to effect
         the  immediate   sale  of  the  purchased   shares  and  remit  to  the
         Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase; and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction (the "Immediate Sale Program").

         B. Term and Exercise of Options. Each option granted under this Article Two shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No Incentive Option shall, however, have a maximum term in excess of ten (10) years, and no Non- Statutory Option shall have a maximum term in excess of fifteen (15) years. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options may be granted under the Plan which are assignable or transferable in whole or in part by the Optionee during his or her lifetime, subject to such restrictions or limitations as the Plan Administrator may impose at the time of grant.

         C.       Termination of Service.

                  1. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph I.C.7 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                  2. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of: (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant); or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

                 3. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                  4. During the applicable post-Service exercise period, the option may not be

March 20, 1997
                                       11
exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

                  5. Should the Optionee's Service be terminated for Misconduct, all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

                  6. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post- Service exercise period applicable under this Section I.C, not only with respect to the number of vested shares of common stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable or in which the Optionee would otherwise have vested had such cessation of Service not occurred.

                  7. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraphs I.C.1 and I.C.2 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

     D. Stockholder Rights. An Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     E. Repurchase Rights. The shares of common stock acquired under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

                  1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of common stock under this Article Two. Should the Optionee cease Service while holding any unvested shares purchased under such options, then the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right;


March 20, 1997
                                       12

                  2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction; or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued; and

                  3.  The  Plan  Administrator   shall  have  the  discretionary
authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.


II.      INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

         A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the common stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Subsidiaries) may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of common stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the federal tax laws.

         B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Subsidiaries, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

                  Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Seven shall apply to all Incentive Options granted hereunder.


March 20, 1997

III.     CORPORATE TRANSACTIONS/CHANGES IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of common stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof; (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option; or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction, or alternatively to provide for the subsequent acceleration of any outstanding options under this Article Two which do not otherwise accelerate at the time of the Corporate Transaction, should the Optionee's Service terminate through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction. The Plan Administrator shall also have the authority to provide for the immediate termination of any of the Corporation's outstanding repurchase rights under this Article Two which do not otherwise terminate at the time of the Corporate Transaction, upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

         D. Each outstanding option under this Article Two that is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of the Corporate Transaction shall be appropriately adjusted.


March 20, 1997
                                       14

         E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control or Hostile Take-Over. The Plan
Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.

         F. Any options accelerated in connection with the Change in Control or Hostile Take- Over shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

         G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction, Change in Control or Hostile Take-Over shall remain exercisable as an incentive stock option under the federal tax laws only to the extent the dollar limitation of Section II of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the federal tax laws.

IV.      CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the sole and exclusive authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of common stock but with an exercise price per share based upon the Fair Market Value of the common stock on the new grant date.

V.       STOCK APPRECIATION RIGHTS

         A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program stock appreciation rights.

     B. Four types of stock appreciation rights shall be authorized for issuance under the Plan: (i) Tandem Stock Appreciation Rights ("Tandem Rights"), Concurrent Stock Appreciation Rights ("Concurrent Rights"), Independent Stock Appreciation Rights ("Independent Rights") and Limited Stock Appreciation Rights ("Limited Rights").

March 20, 1997
                                       15

     C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two.

                1. One or more Optionees may be granted the Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of common stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of:
(i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over; (ii) the aggregate exercise price payable for such vested shares;

                2. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of common stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate; and

                3. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of:
(i) five (5) business days after the receipt of the rejection notice; or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

     D. The following terms and conditions shall govern the grant and exercise of Concurrent Rights under this Article Two:

                  1. One or more Optionees may be granted, upon such terms and conditions as the Plan Administrator may establish, the Concurrent Right to automatically receive an appreciation distribution from the Corporation at the same time the underlying stock option under this Article Two is exercised for the shares of common stock subject to such right. Accordingly, the Optionee shall, upon exercise of the option, receive both the purchased shares of common stock and the appreciation distribution payable on the covered shares;

                   2. The amount of the distribution payable upon exercise of the Concurrent Right shall not exceed an amount equal to the excess of: (i) the Fair Market Value (on the option exercise date) of the number of shares for which the option is exercised over; (ii) the aggregate exercise price payable for such shares under that option; and

                    3. The distribution to which the Optionee shall become entitled under this Section V may be made in shares of common stock valued at Fair Market Value on the option exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

March 20, 1997
                                       16

     E. The following terms and conditions shall govern the grant and exercise of Independent Rights under this Article Two:

                 1. One or more individuals eligible to participate in the Discretionary Option Grant Program may be granted an Independent Right not tied to any underlying Article Two stock option. The Independent Right shall be exercisable upon such terms and conditions as the Plan Administrator may establish and shall entitle the holder to receive a distribution from the Corporation in an amount equal to the excess of: (i) the aggregate Fair Market Value (on the exercise date of such right) of the shares of common stock subject to the exercised right over; (ii) the aggregate base price in effect for those shares;

                  2. The number of shares subject to the Independent Right and the base price in effect for those shares shall be determined by the Plan
Administrator  in its  sole   discretion at the time the  Independent  Right is
granted. The base price may be less than, equal to or greater than the Fair Market Value (on the grant date of the right) of the shares subject to that right; and

                  3. The distribution to which the holder of the Independent Right shall become entitled under this Section V may be made in shares of common stock valued at Fair Market Value on the exercise date of such right, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     F. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                  1. One or more officers of the Corporation subject to the short-swing profit restrictions of the federal securities laws may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two;

                  2. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a Limited Right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of common stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of: (i) the Take-Over Price of the vested shares of common stock at the time subject to each surrendered option (or surrendered portion of such option) over; (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five
(5) days following the option surrender date; and

                    3. The Plan Administrator shall pre-approve, at the time the Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.F of Article Two. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

March 20, 1997
                                       17

     G. The shares of common stock subject to any stock appreciation right exercised under this Section V shall not be available for subsequent issuance under the Plan.

March 20, 1997
                                       18

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


I.       ELIGIBILITY

         A. Eligible Optionees. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to: (i) those individuals who are first elected as non-employee Directors at the 1994 Annual Meeting of Stockholders; (ii) those individuals who are first elected or appointed as non-employee Directors after the date of such Annual Meeting, whether through appointment by the Board or election by the
Corporation's stockholders; and (iii) those individuals who are re-elected to serve as non-employee Directors at one or more Annual Stockholder Meetings beginning with the 1994 Annual Meeting. Any non-employee Director eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Three.

II.      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     A. Grant Dates. Options shall be granted under this Article Three as follows:

                  1.  Each  individual  who  is  first  elected  as an  Eligible
Director at the 1994 Annual Meeting of Stockholders shall automatically be granted on the date of such Annual Meeting a Non- Statutory Option to purchase 5,000 shares of common stock upon the terms and conditions of this Article Three;

                  2. Each individual who first becomes an Eligible Director after the date of the 1994 Annual Meeting of Stockholders, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of common stock upon the terms and conditions of this Article Three; and

                  3. On the date of each Annual Meeting of Stockholders, beginning with the 1994 Annual Meeting, each individual who is at that time re-elected as a non-employee Director shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of common stock upon the terms and conditions of this Article Three, provided such individual has served as a Director for at least twelve (12) months.

     B. No Limitation. There shall be no limit on the number of such 5,000-share annual option grants any one Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to newly elected or continuing Eligible Directors shall be subject to periodic adjustment pursuant to the applicable provisions of Section VI.E. of Article One.

March 20, 1997
                                       19

     C. Exercise Price. The exercise price per share of common stock of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of common stock on the automatic grant date.

         D. Payment. The exercise price shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to the Corporation's repurchase right.

         E. Option Term. Each automatic grant made under this Article Three prior to the 1995 Annual Stockholders Meeting shall have a maximum term of ten
(10) years measured from the automatic grant date. Each automatic grant made at the 1995 Annual Stockholders Meeting or at any time after the date of that Annual Meeting shall have a maximum term of fifteen (15) years measured from the automatic grant date.

         F. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to the initial automatic grant made to each non-employee Director upon his or her initial appointment or election to the Board shall vest, and the Corporation's repurchase right shall lapse, in two (2) equal and successive annual installments over the Optionee's period of continued service as a Director, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date. The shares subject to each additional automatic grant made to the non-employee Director upon his or her re-election to the Board at one or more Annual Stockholder Meetings shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal installments over the Optionee's period of continued service as a Director, with the first such installment to vest upon Optionee's continuation in Board service through the day immediately preceding the date of the first Annual Stockholders Meeting following the grant date of the option and with the second such installment to vest upon Optionee's continuation in Board service through the day immediately preceding the date of the second Annual Stockholders Meeting following the grant date of the option.

                  Vesting of the option shares shall be subject to acceleration as provided in Section II.H.3, Section II.H.4 and Section III of this Article Three. In no event shall any additional option shares vest after the Optionee's cessation of Board service, except as otherwise provided pursuant to Section II.H.3 or Section II.H.4 of this Article Three.

     G. Transferability. During the lifetime of the Optionee, the automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for:

March 20, 1997
                                       20

                         (i) a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death; or

                        (ii) a transfer of the option (granted on or after the 1997 Annual Meeting of Stockholders) effected during Optionee's lifetime for estate planning purposes to a member of his or her immediate family or to a trust established for one or more such family members.

         H.       Termination of Board Service.

                  1. Except as otherwise provided in subparagraph 2, 3 or 4 below, should the Optionee cease to serve as a Director for any reason while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise at that time vested under such option.

                  2. Should an Optionee with less than four (4) years of service on the Board die within the six (6)-month period following the date of his or her cessation of Board service, then any automatic option grant held by the Optionee at the time of his or her death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)- month period measured from the date of the Optionee's death.

                  3. If the Optionee ceases to serve as a Director for any reason (other than removal for cause) after completion of four (4) or more years of Board service, then the shares of common stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have until the expiration date of the option term in which to exercise such option for any or all of those vested shares of common stock.

                  4. Should the Optionee die or become Permanently Disabled while serving as a Director, then the shares of common stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have until the expiration date of the option term in which to exercise such option for any or all of those vested shares of common stock.

March 20, 1997

                  5. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the option term. Upon the expiration of the applicable post- service exercise period under subparagraphs 1 through 4 above or (if earlier) upon the expiration of the option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee is vested at the time of his or her cessation of Board service but for which such option is not otherwise exercised.

     I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A to the Plan.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, the shares of common stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of common stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding, except to the extent one or more such grants are assumed by the successor entity or its parent corporation.

         B. In connection with any Change in Control or Hostile Take-Over of the Corporation, the shares of common stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control or Hostile Take-Over, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of common stock. Each option shall remain so exercisable for all the option shares following the Change in Control or Hostile Take-Over until the expiration or sooner termination of the option term.

         C. Upon the occurrence of a Hostile Take-Over, the Optionee shall also have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of: (i) the Take-Over Price of the shares of common stock at the time subject to the surrendered option over; (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the

March 20, 1997
                                       22

Corporation. Stockholder approval of the November 1, 1996 amendments to the Plan shall constitute pre-approval of the subsequent grant of each such option surrender right under this Automatic Option Grant Program and the subsequent exercise of that right in accordance with the terms and provisions of this
Section II.C. No additional approval of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution. The shares of common stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

         D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


March 20, 1997
                                       23

                                  ARTICLE FOUR

                                STOCK FEE PROGRAM


I.       ELIGIBILITY

         Each individual serving as a non-employee Director shall be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable to such individual in cash to the acquisition of unvested shares of common stock upon the terms and conditions of this Article Four.

II.      ELECTION PROCEDURE

         A. Filing. The non-employee Director must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1995 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Director may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

     B. Election Form. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose. On the election form, the non-employee Director must indicate the percentage or dollar amount of his or her annual retainer fee to be applied to the acquisition of unvested restricted shares under this Article Six Program.

III.     SHARE ISSUANCE

         A. Issue Date. On the first trading day in January of the calendar year for which the election is effective, the portion of the retainer fee subject to such election shall automatically be applied to the acquisition of shares of common stock by dividing the elected dollar amount by the Fair Market Value per share of common stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the non-employee Director vests in those shares. The non-employee Director shall have full shareholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

     B. Vesting. Upon completion of each calendar month of Board service during the year for which the election is in effect, the non-employee Director shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event: (i) the non-employee Director should die or

March 20, 1997
                                       24
become Permanently Disabled during his or her period of Board service; or (ii) there should occur a Corporate Transaction, Change in Control or Hostile Take-Over occur while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall be cancelled by the Corporation, and the non-employee Director shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further shareholder rights with respect to such shares.

March 20, 1997
                                       25

                                  ARTICLE FIVE

                         SALARY REDUCTION GRANT PROGRAM

I.       ELIGIBILITY

         The Plan Administrator shall have plenary authority to select, prior to the start of each calendar year, the particular key employees who shall be eligible for participation in the Salary Reduction Grant Program for that calendar year. In order to participate for a particular calendar year, each selected individual must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%).

         The Plan Administrator shall review the filed authorizations and determine whether to approve, in whole or in part, one or more of those authorizations. To the extent the Plan Administrator approves one or more authorizations, the individuals who filed those authorizations shall be granted options under this Salary Reduction Grant Program. To the extent one or more authorizations are not approved by the Primary Committee, those authorizations shall have no force or effect and no options shall be granted under this Article Five to the individuals who filed those authorizations.

         To the extent options are granted under the Salary Reduction Grant Program, such options shall be Non-Statutory Options evidenced by instruments in such form as the Primary Committee shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below.

II.      TERMS AND CONDITIONS OF OPTION

         A.       Exercise Price.

                  1. The exercise price per share shall be thirty-three and one-third percent (33- 1/3%) of the Fair Market Value per share of common stock on the grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two.

     B. Number of Option Shares. The number of shares of common stock for which each grant under this Article Five is to be made to a selected Optionee shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A / (B x 66-2/3%), where

                           X is the number of option shares;

March 20, 1997
                                       26

            A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year; and

            B is the Fair Market Value per share of common stock on the date of the grant.

         C.       Term and Exercise of Options.

                  1. Each option shall have a maximum term of ten (10) years measured from the grant date. Provided the Optionee continues in Service, the option shall become exercisable for: (i) fifty percent (50%) of the option shares on the last day of June in the calendar year for which the option is granted; and for (ii) the balance of the option shares in a series of six (6) successive equal monthly installments on the last day of each of the next six
(6) calendar months.

                  2. One or more options granted under this Salary Reduction Grant Program may be structured so as to be assignable or transferable in whole or in part by the Optionee during his or her lifetime, subject to such restrictions or limitations as the Plan Administrator may impose at the time of grant. Otherwise, the options shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

         D.       Effect of Termination of Service.

                  1. Should an Optionee cease Service for any reason after his or her outstanding option under this Article Five has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. Following the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five.

                  2. Should the Optionee die before his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall nevertheless have the right to exercise such option for up to that number of option shares equal to:
(i) one-twelfth (1/12) of the total number of option shares multiplied by; (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the earliest to occur of: (i) the specified expiration date of the option term; (ii) the termination of the option under Section III.A. of this Article Five; or (iii) the third

March 20, 1997
                                       27
anniversary of the date of the Optionee's death. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

                  3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service before his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the Optionee shall nevertheless have the right to exercise such option for up to that number of option shares equal to: (i) one-twelfth (1/12) of the total number of option shares multiplied by; (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

                  4. Except to the limited extent specifically provided in subparagraphs 2 and 3 above, should the Optionee cease for any reason to remain in Service before his or her outstanding option under this Article Five first become exercisable for one or more option shares, then that option shall immediately terminate upon such cessation of Service and shall cease to remain outstanding.

     E. Stockholder Rights. The Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for those shares.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. Should any Corporate Transaction occur while the Optionee remains in Service, then each outstanding option held by such Optionee under this Article Five shall become exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of common stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor entity or its parent corporation.

         B. Upon the occurrence of: (i) a Hostile Take-Over while the Optionee remains in Service; or (ii) the Involuntary Termination of the Optionee's Service following a Change in Control, each outstanding option held by such Optionee under this Article Five shall immediately become exercisable for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of common stock. The option shall remain so exercisable until the expiration of the ten (10)-year option term.


March 20, 1997
                                       28

         C. Option grants under this Article Five shall not affect the Corporation's right to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any or all of its assets.

March 20, 1997
                                       29

                                   ARTICLE SIX

                             STOCK ISSUANCE PROGRAM


I.       TERMS AND CONDITIONS OF STOCK ISSUANCES

         Shares of common stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Six.

        A.        Consideration

                  1. Newly Issued Shares shall be issued under the Stock Issuance Program for one or more of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

                         (i)        full payment in cash or check made payable
to the Corporation's order;

                        (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                       (iii) past services rendered to the Corporation or any Subsidiary.

                  2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than, equal to or greater than the Fair Market Value of such shares at the time of issuance, but in no event less than the par value per issued share of common stock.

                  3. Treasury Shares may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service.

                  4. Treasury Shares may also, in the Plan Administrator's absolute discretion, be issued pursuant to an irrevocable election by the Participant to receive a portion of his or her base salary in shares of common stock in lieu of such base salary. Any such issuance shall be effected in accordance with the following guidelines:

                  - On the first trading day in January of the calendar year for which the election

March 20, 1997
                                       30
         is effective, the portion of base salary subject to such election shall automatically be applied to the acquisition of common stock by dividing the elected dollar amount by the Fair Market Value per share of the common stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation until the Participant vests in those shares. The Participant shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested; and

                  - Upon completion of each calendar month of Service during the year for which the election is in effect, the Participant shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. All the issued shares shall immediately vest upon: (i) the occurrence of a Corporate Transaction or Hostile Take-Over while such individual remains in Service; or (ii) the Involuntary Termination of the Participant's Service following a Change in Control. Should the Participant otherwise cease Service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the Participant shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further stockholder rights with respect to such shares.

                  5. In lieu of the immediate issuance of shares of common stock under the Stock Issuance Program, the Plan Administrator may condition the actual issuance of those shares upon the attainment by the Corporation, any designated Subsidiary or division of the Corporation or the individual
Participant of one or more performance objectives established by the Plan Administrator at the time the Participant is provided with the notice of such contingent Award.

         B.       Vesting Provisions

                  1. The shares of common stock issued under the Stock Issuance Program (other than shares issued in lieu of salary) may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in installments over the Participant's period of Service. The Plan Administrator shall have the authority to condition either the actual issuance of the shares of common stock subject to an Award made under the Stock Issuance Program or the subsequent vesting of any unvested shares of common stock issued under the Stock Issuance Program upon the attainment by the Corporation, any designated Subsidiary or division of the Corporation or the individual Participant of one or more following performance objectives:

-        earnings per share                     -        return on assets
-        revenue                                -        market share
-        stock price                            -        customer satisfaction
-        operating income                       -        time to market
-        consolidated pre-tax profit            -        employee development
-        operating profit margin                -        quality

March 20, 1997
                                       31

-        return on equity                         -        cash
-        inventory                                -        employee satisfaction
-        gross margin                             -        market perception

                  The Plan Administrator shall have complete discretion to condition either the actual issuance of the shares of common stock subject to the Award or the subsequent vesting of the issued shares upon the attainment of:
(i) one particular performance objective; (ii) one of a series of alternative performance objectives; or (iii) any combination of two or more performance objectives, as the Plan Administrator deems appropriate in each instance. The specific target for each selected performance objective shall be established by the Plan Administrator either: (i) at the time the Award is made, if the shares subject to that Award are not to be issued unless the target or targets are achieved; or (ii) at the time the shares of common stock are issued, if the subsequent vesting of those shares is subject to the attainment of the specified target or targets.

                  2. The remaining elements of the vesting schedule applicable to any unvested shares of common stock issued under the Stock Issuance Program, namely:

                         (i) any Service period to be completed by the
Participant;

                        (ii) the number of installments in which the shares are to vest;

                       (iii) the interval or intervals (if any) which are to lapse between installments; and

                        (iv) the effect which death, Permanent Disability or oher event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into either: (i) the Award, if the shares subject to that Award are not to be issued until the applicable vesting requirements are satisfied; or (ii) the Issuance Agreement executed by the Corporation and the Participant, if the shares are to be issued initially as unvested shares.

                  3. The Participant shall have full stockholder rights with respect to any shares of common stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration shall be issued, subject to: (i) the same vesting requirements applicable to the Participant's unvested shares; and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  4. Should the Participant cease to remain in Service while holding one or more

March 20, 1997
                                       32
unvested shares of common stock under the Stock Issuance Program, then those shares shall be immediately cancelled by the Corporation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the cancelled shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase- money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase- money note of the Participant attributable to such cancelled shares. The cancelled shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

                  5. The Plan Administrator may in its discretion elect to waive the cancellation of one or more unvested shares of common stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of any Service requirement incorporated into the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service. However, the Plan Administrator shall not waive any performance objectives specified in Section I.B.1 above which serve as a condition to either the issuance of shares of common stock under the Stock Issuance Program or the subsequent vesting of any unvested shares actually issued under such Program.

II.      CORPORATE TRANSACTIONS/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. Upon the occurrence of any Corporate Transaction, all unvested shares of common stock at the time outstanding under this Stock Issuance Program (other than shares issued in lieu of base salary) shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent:
(i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction; or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

         B. The Plan Administrator shall have the discretionary authority, exercisable at any time while unvested shares remain outstanding under this Stock Issuance Program, to provide for the immediate and automatic vesting of those unvested shares in whole or in part, and the termination of the
Corporation's repurchase rights with respect to those shares, upon the occurrence of a Change in Control or Hostile Take-Over. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.

III.     TRANSFER RESTRICTIONS/SHARE ESCROW

     A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent

March 20, 1997
                                       33
an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO: (i) CERTAIN TRANSFER RESTRICTIONS; AND (ii) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED
                                                 , A COPY OF WHICH IS ON FILE AT
         AT THE PRINCIPAL OFFICE OF THE CORPORATION."

         B. The Participant shall have no right to transfer any unvested shares of common stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedures in effect under Section I.B.3 of this Article Six, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to the Participant's spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the transferred shares.

March 20, 1997
                                       34

                                  ARTICLE SEVEN

                                  MISCELLANEOUS


I.       LOANS OR INSTALLMENT PAYMENTS

         A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the Salary Reduction Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any federal, state and local income and employment tax obligations arising therefrom, by: (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant; or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the acquired shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

         B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.      AMENDMENT OF THE PLAN AND AWARDS

         A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

         B. Options to purchase shares of common stock may be granted under the Discretionary Option Grant Program and the Salary Reduction Grant Program and shares of common stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program, the Salary Reduction Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained

March 20, 1997
                                       35
within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then: (i) any unexercised excess options shall terminate and cease to be exercisable; and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow.

III.     TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of common stock upon the exercise of stock options or stock appreciation rights or the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to Article Three) or unvested shares under the Stock Issuance Program with the right to use shares of common stock in satisfaction of all or part of the federal, state and local income and employment tax liabilities (the "Taxes") incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  - Stock Withholding: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of common stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

                  - Stock Delivery: The holder of the Non-Statutory Option or the unvested shares may be provided with the election to deliver to the Corporation, at the time the Non- Statutory Option is exercised or the shares vest, one or more shares of common stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

IV.      EFFECTIVE DATE AND TERM OF PLAN

         A. This Plan became effective upon approval by the Corporation's stockholders at the 1994 Annual Meeting held on May 5, 1994. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or stock issuances shall be made under the Predecessor Plans from and after the date of 1994 Annual Meeting.

     B. On January 25, 1995, the Board approved an amendment to the Plan to:

March 20, 1997
                                       36

                         (i) extend the term for which options granted under the Automatic Option Grant Program may be exercised from ten (10) years to fifteen (15) years from the date of grant;

                        (ii) provide for the immediate vesting of all shares purchased or purchasable by a non-employee Director under the Automatic Option Grant Program in the event such individual's service on the Board terminates for any reason (other than removal for cause) after his or her completion of at least four (4) years of Board service, and allow any outstanding options held by such non-employee Director under the Automatic Option Grant Program to remain exercisable for fully-vested shares until the expiration of the option term; and

                       (iii) identify a series of performance goals upon which the Plan Administrator may condition either the issuance of shares of common stock under the Stock Issuance Program or the subsequent vesting of any unvested shares actually issued under such Program. The amendment was approved by the stockholders at the 1995 Annual Meeting. The item (ii) change is to be in effect for all outstanding options under the Automatic Option Grant Program, whether made before or after the date of the amendment. The item (i) change is to apply only to options granted on or after the date of the 1995 Annual Meeting.

     C. On November 1, 1996, the Board approved an amendment to the Plan, subject to stockholder approval at the 1997 Annual Meeting, to effect the following changes:

                          - The number of shares available for issuance under the Plan is to increase automatically on the date of the 1997 Annual Stockholders Meeting by an amount equal to 2% of the total number of shares of common stock outstanding on the immediately preceding trading day;

                          - The number of shares of common stock available for issuance under the Plan is to automatically increase on the first trading day of each calendar year, beginning with the 1998 calendar year, by an amount equal to 3% of the total number of shares of common stock outstanding on December 31 of the immediately preceding calendar year;

                          - Each such automatic increase to the share reserve will, however, be subject to reduction to the extent necessary to assure that the maximum number of shares of common stock available immediately thereafter for future option grants and direct stock issuances under the Plan (net of all options then outstanding) will not exceed 6,000,000 shares;

                          - allow one or more Non-Statutory Options, whether currently outstanding or subsequently granted, to be assignable or transferable by the Optionee during his or her lifetime, subject to such restrictions and limitations as the Plan Administrator may impose;


March 20, 1997
                                       37

                          - allow the option grants made on or after the 1997 Annual Meeting of Stockholders to non-employee Directors under the Automatic Option Grant Program to be transferable during Optionee's lifetime for estate planning purposes to a member of his or her immediate family or to a trust established for one or more such family members;

                          - allow non-employee Directors to receive discretionary grants and stock issuances under the Discretionary Option Grant and Stock Issuance Programs;

                          - eliminate the restriction that the individuals who serve as the Plan Administrator may not receive any option grants or direct stock issuances from the Corporation during their period of service as such or during the twelve (12)-month period preceding their appointment as Plan Administrator;

                          - liberalize the requirements for the withholding of shares of common stock in satisfaction of tax withholding obligations incurred in connection with the exercise of Non-Statutory Options or the vesting of unvested stock issuances so that the only condition to the exercise of those withholding rights is the approval of the Plan Administrator, either at the time those rights are exercised or at any earlier time;

                          - require stockholder approval of future amendments to the Plan only to the extent necessary to satisfy applicable laws or regulations;

                          - eliminate both the six (6)-month holding period requirement and the ten (10) business day "window" period requirement for the exercise of any stock appreciation rights granted under the Plan; and

                          - allow unvested shares reacquired by the Corporation upon the Optionee's or Participant's cessation of Service prior to vesting in those shares to be added back to the share reserve available for future issuance under the Plan.

         D. Each option issued and outstanding under the Predecessor Plans and each unvested share issued thereunder immediately prior to the Effective Date of this Plan shall be incorporated into this Plan and treated as an outstanding option or share issuance under this Plan, but each such option and share issuance shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or share issuances with respect to their acquisition of shares of common stock thereunder.

         E. One or more provisions or features of this Plan may, in the Plan Administrator's discretion, be extended to any or all stock options or share issuances outstanding under the Predecessor Plans on the Effective Date and incorporated into this Plan.

     F. The Plan shall  terminate upon the earlier of: (i) December 31, 2008; or
(ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant

March 20, 1997
                                       38
to the exercise of options or stock appreciation rights or the issuance of shares (whether vested or unvested) under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

V.       USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

VI.      REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of common stock upon the exercise of the stock options and stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the common stock issued pursuant to it.

         B. No shares of common stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of common stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the common stock is then listed for trading.

VII.     NO EMPLOYMENT/SERVICE RIGHTS

         Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or Subsidiary) for any period of specific duration, and the Corporation (or any Subsidiary retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.


March 20, 1997
                                       39

                                   ADDENDUM I

                  AMDAHL CORPORATION 1994 STOCK INCENTIVE PLAN

                       UNITED KINGDOM STOCK OPTION SCHEME



March 20, 1997
                                       40

                                   ADDENDUM I

                  AMDAHL CORPORATION 1994 STOCK INCENTIVE PLAN

                       UNITED KINGDOM STOCK OPTION SCHEME

Preamble

This scheme (the "Scheme") is for the benefit of those employees of Amdahl Corporation and its subsidiary corporations who are subject to taxation in the United Kingdom. The terms and conditions of the Scheme are established in order to render the Scheme capable of approval as an approved share option scheme under Schedule 9 of the United Kingdom Income and Corporation Taxes Act 1988 ("Taxes Act") ("Schedule 9"). Accordingly, the terms and conditions of the Scheme shall be interpreted in a manner consistent with Schedule 9. All options subject to the provisions of the Scheme shall be specifically designated as "Approved UK Stock Options."

The Scheme is an addendum to the 1994 Stock Incentive Plan (the "Plan") and should be read in conjunction with the Plan. Accordingly, any options specifically designated as Approved UK Stock Options will be subject to the terms and conditions of the Plan except to the extent that such terms and conditions differ from (or are otherwise in conflict with) the express provisions of the Scheme in which event, the rules of the Scheme shall prevail. Any term not otherwise defined in the Scheme shall have the meaning set forth in
Section II, Article One of the Plan.

For the avoidance of doubt only Articles One, Two Section IC and Seven shall apply to the Scheme except to the extent that its terms and conditions differ or are otherwise in conflict with the Scheme.

(a)      Eligibility

The individuals eligible to receive Approved UK Stock Options shall be limited to:

     i) any Director except for a non-employee Director of the Corporation or one or more of its Subsidiaries who normally devotes not less than an aggregate of 25 hours per week (excluding meal breaks) to the duties of such directorships; and

     ii) any non-director employee of the Corporation or its Subsidiaries who is required under his terms of employment to provide not less than an aggregate of 20 hours per week of service (excluding meal breaks) to the Corporation or its subsidiaries.

An individual may not be granted, nor may an individual exercise, an Approved UK Stock Option if such individual has at the time (or had at any time during the preceding twelve (12) months) a material interest (as defined in Section 187(3) Taxes Act 1988) in a close company (as defined under Chapter I of Part XI of the Taxes Act disregarding section 414(1)(a) and 415) whose shares may be acquired on the exercise of rights obtained under the Scheme or which has control

March 20, 1997
                                       41
of such a company or is a member of a consortium (as defined in Section 187(7) of the Taxes Act 1988) which owns such a company.

(b)      Grant of Options

Approved UK Stock Options granted under the Scheme by the Plan Administrator shall be granted by deed and the exercise price per share of stock subject to an Approved UK Stock Option ("the Option Shares") shall in no event be less than one hundred per cent. (100%) of the Fair Market Value of such Option Shares on the grant date or such earlier date as is agreed with the Inland Revenue.

Each Approved UK Stock Option shall be exercisable at such time or times, during such period and for such number of Option Shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No Approved UK Stock Option shall, however, have a maximum term in excess of ten
(10) years. No Approved UK Stock Option may be transferred, assigned, or charged and any purported transfer, assignment or charge shall be void ab initio.

(c)      Stock issued pursuant to exercise of approved UK stock options

The Option Shares issued pursuant to the exercise of Approved UK Stock Options shall not be subject to any restrictions (as such term is defined in Schedule 9) other than restrictions which apply to all outstanding Option Shares. The issuance of such Option Shares must be effected within thirty (30) days after the date of exercise of the Approved UK Stock Options.

(d)      Loans or guarantee of loans

Notwithstanding the provisions of Section I, Article Seven of the Plan:

     i) no financing shall be provided directly or indirectly by the Corporation or any of its Subsidiaries to the holder of Approved UK Stock Options for the purposes of assisting such individuals in the exercise of their Approved UK Stock Options; and

     ii) no holder of an Approved UK Stock Option shall be permitted to pay in instalments the purchase price of Option Shares acquired pursuant to the exercise of such option.

(e)      Termination of Service

Should an Optionee cease service for any reason (excluding death and Misconduct) while holding one or more outstanding Approved UK Stock Options then those Approved UK Stock Options shall terminate upon the earlier of:

     (i)  the expiration of ten (10) years after the grant date of this option;

March 20, 1997
                                       42

     (ii) the expiration of thirty-six (36) months after the cessation of service; or

     (iii)the expiration of such period following cessation of service as determined by the Plan Administrator at the date of grant.

If Optionee's employment is terminated by reason of Misconduct within the specified term of the Approved UK Stock Option, then the option shall lapse immediately.

(f)      Limitation of rights

Except as may subsequently be permitted by amendment to Schedule 9, the grant of an Approved UK Stock Option under the Plan shall be limited and take effect so that the grant of such option would not, at the time of grant, cause the Fair Market Value (as of the date of grant) of the Option Shares purchasable under all Approved UK Stock Options granted to such Optionee by:

     i)   the Corporation;

     ii)  any company which controls (or at any time within the preceding twelve
          (12) months controlled) the Corporation;

     iii) any company which is controlled by (or within the twelve (12) months was controlled by) the Corporation; or

     iv) any company which is (or within the preceding twelve (12) months was) under the control of the same person or persons as control the Corporation;

to exceed in the aggregate for Approved UK Stock Options granted on or after 17 July 1995 Li.30,000 taking into account the Fair Market Value (as at the date of grant) of the Option Shares purchasable under all Approved UK Stock Options granted to the Optionee before 17 July 1995.

For the purposes of the Scheme "Control" shall mean:

     (i) a person shall be taken to have control of a company if he exercises, or is able to exercise, or is entitled to acquire, direct or indirect control over the company's affairs, and in particular, but without prejudice to the generality of the preceding words, if he possesses or is entitled to acquire-

               (a) the greater part of the share capital or issued share capital of the company or of the voting power in the company;

               (b) such part of the issued share capital of the company as would, if the whole of the income of the company were in fact distributed among the participators (without regard to any rights which he or any other person has as a loan creditor), entitle him to receive the greater part of the amount so distributed; or

March 20, 1997
                                       43

               (c) such rights as would, in the event of the winding-up of the company or in any other circumstances, entitle him to receive the greater part of the assets of the company which would then be available for distribution among the participators.

For the purposes of calculating the limits in this rule (f) the exchange rate for the conversion of US dollars to pounds sterling shall be the Financial Times pound spot rate forward as of the date of grant of the Approved UK Stock Option to which the Option Shares are subject or on the last previous date for which such rate exists.

(g)      Changes in Capitalisation

No change or adjustment shall be effected pursuant to Section VI, Article One of the Plan to:

     i) the number of Option Shares or other securities covered by an outstanding Approved UK Stock Option; or

     ii) the exercise price payable per Option Share under an outstanding Approved UK Stock Option;

unless any adjustment has been confirmed in writing by the Corporation's auditors to be fair and reasonable, the aggregate exercise price payable by each Optionee is not increased and any adjustment, whilst the Scheme is intended to remain approved, has been approved by the Board of Inland Revenue.

(h)      Amendment of the Scheme

Whilst it is intended to remain approved by the Inland Revenue, the Scheme may not be amended without prior Inland Revenue approval. Accordingly, unless Board of Inland Revenue approval shall have been obtained for any amendment to the Plan, the terms and conditions of the Scheme shall be determined by reference to the provisions of the Plan as in existence prior to such amendment.

(i)      Surrender of Approved UK Stock Options

Notwithstanding Sections III and V, Article Two and Section III, Article Three of the Plan, no Approved UK Stock Option may be surrendered for cash or stock payment from the Corporation. However, Approved UK Stock Options may be surrendered, cancelled or renounced by their holders at any time prior to exercise.

(j)      Exercise upon death

Notwithstanding Section IC of Article Two and Section II H of Article Three of the Plan, upon the Optionee's death an Approved UK Stock Option may;


March 20, 1997
                                       44

     i)   in no event remain outstanding for more than one (1) year; and

     ii)  be exercised only by the deceased Optionee's personal representatives.

(k)      Share limitations

Notwithstanding Section II B, Article Seven of the Plan, no Approved UK Stock Option may be granted pursuant to the provisions of the Scheme to purchase Option Shares in excess of the number of shares then available for issuance under the Scheme.

(l)      Stock subject to the scheme

No Approved UK Stock Option may be granted pursuant to the provisions of the Scheme to purchase stock which does not satisfy the requirements of paragraphs 10 to 14 of Schedule 9.

(m)      Manner of exercise

An Optionee may exercise an Approved UK Stock Option by sending his option certificate together with the exercise price in cash or by cheque to the Corporation. Notwithstanding any rights determined by reference to a record date preceding the date of issue, stock issued on the exercise of an Approved UK Stock Option shall rank pari passu with the other shares as the same class in issue at the date of issue. If any shares are listed or quoted on any recognised stock exchange, no approved UK Stock Option may be granted or exercised in contravention of the terms of such rules of such body as may be in force from time to time.

(n)      Service Rights

Rights and obligations of any Optionee under the terms of his office or employment with the Corporation and its subsidiaries shall not be affected by participation in the Scheme or any right to participate therein. Any Optionee who participates therein shall waive any and all rights to compensation or damages and consequence of the termination of his office or employment for any reason whatsoever in so far as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Approved UK Stock Option under the Scheme as the result of such termination.

(o)      Takeovers

If any person obtains Control of the Corporation as a result of making;

         (i) a general offer to acquire the whole of the issued share capital of the Corporation (other than that which is already owned by him) which is unconditional or which is made on a condition such that if it is satisfied the person making the offer will have Control of the Corporation; or


March 20, 1997
                                       45

         (ii) a general offer to acquire all of the shares (other than shares which are already owned by him) in the Corporation which are of the same class as the shares

Then the Plan Administrator shall notify all Optionees of the offer and shall use its best efforts to have the options assumed by the acquiring entity, and any Approved UK Stock Option so assumed may be exercised upon receipt of this notice up to the expiry of a period ending 6 months from the time when the person making the offer has obtained Control of the Corporation and any conditions subject to which the offer has been made has been satisfied.

If as a result of the events specified above, a company has obtained Control of the Corporation, the Optionee may, if that other company ("the Acquiring Company") so agrees release any Approved UK Stock Options he holds in consideration of the grant of a new option over shares in the Acquiring Company or some other company falling within paragraph 10(b) or 10(c) of Schedule 9, providing such new option meets the requirements of paragraph 15 (3)(a) to (d) of Schedule 9 and that such release and grant occur within the "appropriate period" as defined by paragraph 15 (2) Schedule 9.

A new option issued in consideration of the release of an Approved UK Stock Option shall be evidenced by an option certificate which shall import the relevant provisions of the Plan subject to the consequent amendments (including, without prejudice to the generality of the foregoing, the amendment of the terms "Corporation", "share" and "Approved UK Stock Option") necessary to accommodate the new options and to comply with paragraph 15(3) Schedule 9. A new option shall, for all other purposes of the Scheme, be treated as having been acquired at the same time as the corresponding released options.

For the purpose of this paragraph a person shall be deemed to have obtained Control of the Corporation if he, and other acting in concert with him have obtained Control of it.

(p)      Corporate Transactions, Hostile Takeovers and Changes in Control

In the event of a Corporate Transaction or an Involuntary Termination as a result of the Corporate Transaction any option shall be exercisable for the period specified by the Plan Administrator, and on expiry of such period the option shall lapse.



March 20, 1997
                                       46

                                    EXHIBIT A


                        AUTOMATIC STOCK OPTION AGREEMENT


March 20, 1997
                                       47

                                    NOTICE OF
                          AUTOMATIC STOCK OPTION GRANT


                  Notice is hereby given of the following stock option (the "Option") to purchase shares of the common stock of Amdahl Corporation (the "Corporation") which has been granted pursuant to the Automatic Option Grant Program in effect under the Corporation's 1994 Stock Incentive Plan ( the "Plan"):

Optionee:

Grant Date:

Type of Option:                Non-Statutory Stock Option

Exercise Price:                $______ (100% of Fair Market Value on Grant Date)

Shares Granted:                5,000

Expiration Date:

Exercise Schedule: The Option is immediately exercisable for all the Option Shares.

Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board") prior to vesting in the Option Shares. Optionee shall acquire a vested interest in the Option Shares, and the Corporation's repurchase right with respect to the Option Shares shall lapse, in two (2) equal and successive annual installments over Optionee's continued period of Board service, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the Grant Date.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants to Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

                  Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporate Offices at 1250 East Arques Avenue, P.O. Box 3470, Sunnyvale, California 94088-3470.


March 20, 1997
                                       48

                  REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S CESSATION OF SERVICE AS A MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK ISSUANCE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

                  No provision of this Notice of Automatic Stock Option Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED:                     , 199__


                                                              AMDAHL CORPORATION

                                                              By:





                                                                OPTIONEE





Attachments:
Exhibit A:  Automatic Stock Option Grant Agreement


March 20, 1997
                                       49

                                    EXHIBIT A

                               AMDAHL CORPORATION

                     AUTOMATIC STOCK OPTION GRANT AGREEMENT


RECITALS

         A. The Corporation has approved an Automatic Option Grant Program under the 1994 Stock Incentive Plan (the "Plan"), pursuant to which special option grants are to be made to non-employee Directors of the Corporation's Board of Directors (the "Board") at periodic intervals over their period of Board service in order to encourage such individuals to remain in the Corporation's service.

         B. Optionee is an Eligible Director in accordance with Article Three of the Plan, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock, par value of $.05 per share ("common stock") under the Plan.

         C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

         NOW, THEREFORE, it is hereby agreed as follows:

                  1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Automatic Stock Option Grant (the "Grant Notice"), a stock option to purchase up to the number of shares of common stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

                  2. Option Term. This option shall have a maximum term of fifteen (15) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless terminated earlier pursuant to Paragraph 5, 7 or 8.

                  3. Limited Transferability. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be transferable or assignable by Optionee: (i) during Optionee's lifetime for estate planning purposes to a member of his or her immediate family or to a trust established for one or more such family members; and (ii) by will or by the laws of descent and distribution following Optionee's death.


March 20, 1997
                                       50

                  4. Exercisability/Vesting. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are at the time vested in accordance with the Vesting Schedule set forth in the Grant Notice. However, any shares purchased under this option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's termination of Board service prior to vesting in those shares. This option shall remain exercisable until the Expiration Date unless it is fully exercised or terminated earlier pursuant to Paragraphs 5, 7 or 8. In no event shall this option be exercisable after the Expiration Date.

                  The Option  Shares  will vest in  accordance  with the Vesting
Schedule set forth in the Grant Notice. Vesting of the Option Shares shall be subject to acceleration as provided in Paragraphs 5, 7 or 8. In no event, however, shall any additional Option Shares vest following Optionee's termination of service as a Director, except as otherwise provided pursuant to Paragraph 5, 7 or 8 of this Agreement.

                  5.       Termination of Board Service.

                           a. Should Optionee cease to serve as a Director for any reason (other than death or permanent disability) prior to completing at least four (4) years of Board service while holding this option, then Optionee shall have a six (6) month period commencing with the date of such termination of Board service in which to exercise any outstanding Option Shares under this option which are vested at the time of Optionee's termination of Board service, but in no event shall this option be exercisable at any time after the Expiration Date.

                           b. Should Optionee, with less than four (4) years of service on the Board, die within the six (6)-month period following the date of his or her termination of Board service, then the personal representative of Optionee's estate, or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution, shall have a twelve (12) month period to exercise any outstanding Option Shares under this option which are vested at the time of Optionee's termination of Board service, but in no event shall this option be exercisable at any time after the Expiration Date.

                           c. Should Optionee cease to serve as a Director for any reason (other than removal for cause) following his or her completion of four (4) or more years of Board service, then any outstanding Option Shares under this option at the time of such termination of Board service shall immediately vest in full (and the Corporation's repurchase right with respect to such Option Shares shall terminate), and Optionee or the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise any outstanding Option Shares prior to the Expiration Date.

                           d. Should Optionee die or become permanently disabled while serving as a Director, then any outstanding Option Shares at the time of such termination of Board service shall immediately vest in full (and the Corporation's repurchase rights with respect to

March 20, 1997
                                       51
         the Option Shares shall terminate), and Optionee or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have until the expiration date of the option term in which to exercise any outstanding Option Shares.

                           e. Optionee shall be deemed to be permanently disabled if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                  6.       Adjustment in Option Shares.

                           a. Should any change be made to the common stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such common stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

                           b. To the extent this option is assumed in connection with any Corporate Transaction under Paragraph 7 or is otherwise to continue in effect, this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to Optionee, in consummation of such Corporate Transaction, had this option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable for such securities shall remain the same.

                  7. Corporate Transaction. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

                           a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

                           b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

                           c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;


March 20, 1997
                                       52
all outstanding Option Shares under this option shall automatically vest in full (and the Corporation's repurchase right with respect to those shares shall immediately terminate) immediately prior to the specified effective date for the Corporate Transaction, and this option may be exercised for any outstanding Option Shares. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  8.       Change in Control/Hostile Takeover.

                  Any outstanding Option Shares under this option at the time of a Change in Control or Hostile Take-Over (as such terms are defined below) shall automatically vest in full (and the Corporation's repurchase right with respect to such Option Shares shall terminate). This option shall remain exercisable until the earliest to occur of (i) the Expiration Date, (ii) the early termination of this option in accordance with Paragraph 5 or 7, or (iii) the surrender of this option under Paragraph 8.b.

                  Optionee shall also have the unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to the surrendered option over (ii) the aggregate Exercise Price payable for such shares ("limited stock appreciation right").

                  To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. However, should this option be surrendered for only a portion of the Option Shares at the time subject to the option, a new stock option agreement (substantially in the form of this Agreement) shall be issued by the Corporation for the balance of the Option Shares for which this option is not surrendered.

                  This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term.

     Definitions: For purposes of this Agreement, the following definitions shall be in effect:

March 20, 1997
                                       53

     Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

                  - a direct acquisition by any person (or related group of persons) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended (the "1934 Act")), of securities possessing more than ten percent (10%) of the total combined voting power of the Corporation's outstanding securities,

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of additional securities of the Corporation which increases the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of the total securities holdings of such person (or related group of persons) to a level of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities, or

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities of the Corporation possessing sufficient voting power in the aggregate to elect an absolute majority of the Board (rounded up to the next whole number).

     Hostile Take-Over: a change in ownership of the Corporation effected through the following transaction:

                  - the direct or indirect acquisition by any person or related group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                  - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.


March 20, 1997
                                       54

     Take-Over Price: the greater of: (i) the Fair Market Value (as defined in subparagraph 9.b. below) per share of common stock on the date the option is surrendered to the Corporation in connection with the Hostile Take-Over; or (ii) the highest reported price per share of common stock paid by the tender offeror in effecting such Hostile Take-Over.

                  9.       Manner of Exercising Option.

     a. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

          (i) To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of
     Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock issuance agreement (in form and substance satisfactory to the Corporation) which grants the Corporation the right to repurchase, at the Exercise Price, any and all unvested Option Shares held by Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right (the "Issuance Agreement");

          (ii) The aggregate Exercise Price for the purchased shares shall be paid in one of the following alternative forms:

               (a)  full   payment  in  cash  or  check  made   payable  to  the
          Corporation's order;

               (b) full payment in shares of common stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as defined below);

               (c) full payment in a combination  of shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

               (d) to the extent the option is exercised for vested Option Shares, full payment effected through the Immediate Sale Program: a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available

March 20, 1997
                                       55
         on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares; and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; and

          (iii) Appropriate documentation evidencing the right to exercise this option shall be furnished to the Corporation if the person or persons exercising the option is other than Optionee.

      b. For purposes of subparagraph 9.a. above and for all other valuation purposes under this Agreement, the Fair Market Value per share of common stock on any relevant date shall be the mean between the highest and lowest selling prices per share on the date in question on the principal exchange on which the common stock is then listed or admitted to trading, as such prices are reported on the composite tape of transactions on such exchange. If there are no reported sales of the common stock on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the last preceding date for which such quotations exist.

     c. The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Issuance Agreement for any unvested shares acquired under the option. Except to the extent the Immediate Sale Program specified above is utilized in connection with the exercise of the option for vested Option Shares, payment of the Exercise Price for the purchased shares must accompany such notice.

     d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

     e. In no event may this option be exercised for any fractional share.

                  10.      Stockholder Rights.        The holder of this option
shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

                  11. No Impairment of Rights. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.


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                                       56

                  12. Compliance with Laws and Regulations. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the common stock may be listed for trading at the time of such exercise and issuance.

                  13. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

                  14. Discharge of Liability. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any common stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the common stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

                  15. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 1250 East Arques Avenue, P.O. Box 3470, Sunnyvale, California 94088-3470. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                  16. Construction/Governing Law. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the Automatic Option Grant Program provisions of Article Three of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws provisions.



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                                       57


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                                    EXHIBIT I

                              NOTICE OF EXERCISE OF
                             AUTOMATIC STOCK OPTION


     I hereby notify Amdahl Corporation (the "Corporation") that I elect to purchase ____________ shares of the Corporation's common stock par value of $0.05 per share (the "Purchased Shares") at the option exercise price of $______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1994 Stock Incentive Plan on ___________, 199_ to purchase up to 5,000 shares of the Corporation's common stock.

     Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special Immediate Sale procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.


Date                                                                   Optionee

                                    Address:



Print name in exact manner
it is to appear on the
stock certificate:

Address to which certificate
is to be sent, if different
from address above:



Social Security Number:

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